ENTERPRISE

                         ADVANTUS ENTERPRISE FUND, INC.
             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

[ADVANTUS CAPITAL MANAGEMENT LOGO]

[GRAPHIC]

EQUITY

ADVANTUS ENTERPRISE FUND,

TABLE OF CONTENTS

PERFORMANCE UPDATE                       2

INVESTMENTS IN SECURITIES                7

STATEMENT OF ASSETS AND LIABILITIES     11

STATEMENT OF OPERATIONS                 12

STATEMENTS OF CHANGES IN NET ASSETS     13

NOTES TO FINANCIAL STATEMENTS           14

INDEPENDENT AUDITORS' REPORT            20

FEDERAL INCOME TAX INFORMATION          21

SHAREHOLDER SERVICES                    22

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Before September 11 - our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve, have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.50 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff
President, Advantus Funds

ADVANTUS ENTERPRISE FUND

PERFORMANCE UPDATE

[PHOTO OF ELIZABETH B. DATER]

[PHOTO OF SAMMY OH]

CREDIT SUISSE ASSET MANAGEMENT

The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks of small companies whose market capitalizations are within the range of companies in the Russell 2000 Growth Index**.

While Advantus Capital Management acts as investment adviser for the Fund, Credit Suisse Asset Management provides investment advice to the Advantus Enterprise Fund under a sub-advisory agreement.

This Fund has varying degrees of risk. Investments in smaller company and micro-cap stocks generally carry a higher level of risk over the short-term.

   - Dividends paid quarterly.

   - Capital gains distributions paid annually.

PERFORMANCE OVERVIEW

The performance of the Advantus Enterprise Fund for the year ended September 30, 2001 was as follows for the three classes of shares currently outstanding:

Class A                                              - 44.09 percent*
Class B                                              - 44.59 percent*
Class C                                              - 44.54 percent*

The Fund's benchmark, the Russell 2000 Growth Index** returned -42.59 percent for the same period.

PERFORMANCE ANALYSIS
Small-cap stocks were poor performers in the period. Despite considerable relief on the interest-rate front - the Federal Reserve had lowered rates by 275 basis points (2.75 percent) over the January-through-June span - stocks remained on shaky footing amid ongoing economic and profit worries. Then, in the aftermath of the terrible events of September 11, equity markets plummeted, with riskier asset classes falling the most. On a positive note, small-cap stocks have displayed better performance in the weeks following the end of the period. The rebound was aided by yet more Fed easing and by some encouraging inventory reports. These developments prompted investors to refocus on the group's stock valuations, which had become quite inexpensive in many cases from a historical perspective.

The Fund suffered a large loss for the 12 months, hurt by the weakness in the stocks it targets. Reflecting a broader market trend, the Fund's technology holdings were hit especially hard. Selling pressure in the technology segment was often intense, and many of the Fund's holdings declined substantially regardless of their underlying companies' long-term prospects.

Although the short-term earnings potential for technology companies is limited in our view, we continue to believe in the long-term potential for this sector. We remain focused on identifying the best positioned companies that we believe should emerge from the turmoil in good competitive shape. Valuations of many technology companies are still at compelling levels, but the timing for a recovery in business fundamentals is unclear.

Elsewhere of note, we were overweighted in health-care services at the end of the period. We believe that a number of these stocks have good long-term growth potential, based on industry fundamentals and company-specific factors. In addition, if the economy remains lackluster, we believe that this historically defensive group stands to have good relative performance over the intermediate term as well. Our holdings continued to include pharmaceutical-benefit and hospital companies that we believe should deliver fairly consistent profit growth.

One weighting we scaled back late in the period was the consumer group. Due to our concern that consumer confidence and spending might deteriorate if the economy continues to weaken, we primarily focused on companies we considered to be attractively valued and might prove to be less economically sensitive.

OUTLOOK
Looking ahead, few doubt that the economic recovery has been forestalled; indeed, we may well be in recession. We believe, however, that there are grounds for optimism that the economy can steadily gain traction as 2002 progresses, barring any disruptions related to the nation's commitment to the war on terrorism. The Fed's recent and aggressive monetary easing augurs well for the economy, in our view. The government also has various fiscal-policy tools (e.g., more tax cuts) that it appears quite willing to employ. Energy costs have also declined of late, and if the trend continues, or if costs at least remain stable, consumers could benefit from this additional "tax" relief.

Notwithstanding recent performance, we believe that small-cap growth stocks, which tend to outperform broader averages coming out of economic weakness, have good long-term prospects, with many names offering the potential for significant advances over the next two or three years and beyond. The timing of any extended rally is obviously unknown, and we believe that in any event individual company selection will prove critical. Amid what we expect to be continued market volatility over the next few months, we will remain focused on identifying stocks we believe have the brightest long-term growth potential.

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

** The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 contains the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                     INVESTMENT IN ADVANTUS ENTERPRISE FUND,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 2001.

                                 CLASS A AND B

AVERAGE ANNUAL TOTAL RETURN:

CLASS A:
              One year                                      -47.17%
              Five year                                      -4.87%
              Since inception (9/16/94)                       2.04%
CLASS B:
              One year                                      -47.36%
              Five year                                      -4.91%
              Since inception (9/16/94)                       1.96%

[CHART]

                                                              RUSSELL 2000
                         CLASS A            CLASS B             GROWTH              CPI
9/16/94                  $   10,000        $   10,000         $   10,000        $   10,000
9/30/94                  $    9,371        $    9,910         $   10,042        $   10,054
9/30/95                  $   11,983        $   12,107         $   12,616        $   10,275
9/30/96                  $   13,979        $   14,173         $   14,391        $   10,584
9/30/97                  $   15,780        $   16,000         $   17,737        $   10,818
9/30/98                  $   11,235        $   11,315         $   13,331        $   10,973
9/30/99                  $   14,450        $   14,477         $   17,683        $   11,261
9/30/00                  $   20,613        $   20,687         $   22,928        $   11,643
9/30/01                  $   11,525        $   11,462         $   13,161        $   11,952

                                    CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                                           -44.54%
Five year                                           -4.60%
Since inception (3/1/95)                             1.45%

[CHART]

                                              RUSSELL 2000
                         CLASS C              GROWTH INDEX               CPI
3/1/95                   $   10,000          $   10,000             $    10,000
9/30/95                  $   12,038          $   12,563             $    10,146
9/30/96                  $   13,913          $   14,331             $    10,450
9/30/97                  $   15,568          $   17,662             $    10,682
9/30/98                  $   10,992          $   13,276             $    10,834
9/30/99                  $   14,012          $   17,610             $    11,119
9/30/00                  $   19,821          $   22,832             $    11,497
9/30/01                  $   10,993          $   13,106             $    11,801

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET    % OF STOCK
COMPANY                                        SHARES      VALUE      PORTFOLIO
-------                                        ------      ------    ----------
Province Healthcare Company                     28,567    $1,049,552       3.0%
Barnes & Noble, Inc.                            28,200     1,018,020       3.0%
Advance Paradigm, Inc.                          13,400       961,852       2.8%
Oxford Health Plans                             31,636       898,462       2.6%
Polycom, Inc.                                   35,146       856,508       2.5%
Universal Health Services, Inc.                 17,520       854,976       2.5%
Medicis Pharmaceutical Corporation              14,367       718,063       2.1%
Triad Hospitals, Inc.                           19,094       675,928       2.0%
Alkermes, Inc.                                  32,100       628,518       1.8%
Community Health Systems                        20,400       606,696       1.8%
                                                          ----------      ----
                                                          $8,268,575      24.1%
                                                          ==========      ====

[CHART]

Cash and Other Assets/Liabilities                                          3.9%
Capital Goods                                                              2.3%
Communication Services                                                     2.4%
Energy                                                                     3.0%
Consumer Staples                                                           5.5%
Financial                                                                  6.0%
Consumer Cyclical                                                         13.9%
Technology                                                                27.1%
Health Care                                                               35.9%

                                                        ADVANTUS ENTERPRISE FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2001
           (Percentages of each investment category relate to total net assets.)

                                                                                MARKET
SHARES                                                                         VALUE(a)
------                                                                         --------
COMMON STOCK (96.1%)
   CAPITAL GOODS (2.3%)
     Engineering/Construction (2.0%)
   16,300   Granite Construction, Inc.                                        $  417,932
   16,800   United Rentals, (b)                                                  291,312
                                                                              ----------
                                                                                 709,244
                                                                              ----------
     Metal Fabrication (.3%)
   4,700    Triumph Group, Inc. (b)                                              109,510
                                                                              ----------
   COMMUNICATION SERVICES (2.4%)
     Telecommunication (2.4%)
   35,146   Polycom, Inc. (b)                                                    856,508
                                                                              ----------
   CONSUMER CYCLICAL (13.9%)
     Auto (1.3%)
   7,000    Borg-Warner Automotive, Inc.                                         282,100
   5,300   Superior Industries International, Inc.                               176,013
                                                                              ----------
                                                                                 458,113
                                                                              ----------
     Publishing (1.2%)
   9,900    Scholastic Corporation (b)                                           430,650
                                                                              ----------
     Retail (8.0%)
   28,200   Barnes & Noble, Inc. (b)                                           1,018,020
   16,800   Cost Plus, Inc. (b)                                                  308,448
   14,100   Footstar, Inc. (b)                                                   487,860
   23,700   Pacific Sunwear of California, Inc. (b)                              325,875
   11,700   Ross Stores, Inc.                                                    342,225
   28,290   Valuevision International, Inc. (b)                                  364,941
                                                                              ----------
                                                                               2,847,369
                                                                              ----------
     Service (1.2%)
   17,759  Getty Images, Inc. (b)                                                195,882
   9,794  Plexus Corporation (b)                                                 230,942
                                                                              ----------
                                                                                 426,824
                                                                              ----------
     Textiles (2.2%)
   14,300   Linens n Things,Inc. (b)                                             265,694
   7,100    Mohawk Industries, Inc. (b)                                          260,925
   29,100   Tommy Hilfiger Corporation (b) (c)                                   260,445
                                                                              ----------
                                                                                 787,064
                                                                              ----------
   CONSUMER STAPLES (5.5%)
     Broadcasting (3.0%)
   19,400   Emmis Communications (b)                                             279,748
   11,100   Entercom Communications Corporation (b)                              377,400
   13,800   Insight Communications (b)                                           253,920
   13,800   Mediacom Communications Corporation (b)                              179,814
                                                                              ----------
                                                                               1,090,882
                                                                              ----------
     Food & Health (1.8%)
   12,300   Fleming Companies, Inc.                                              362,850
   15,200   Hain Celestial Group, Inc. (b)                                       279,832
                                                                              ----------
                                                                                 642,682
                                                                              ----------
     Restaurants (.7%)
   8,650    Applebee's International, Inc.                                       255,175
                                                                              ----------
   ENERGY (3.0%)
     Oil & Gas (3.0%)
   7,500    Newfield Exploration Company (b)                                     219,000
   9,200    Pogo Producing                                                       216,200
   10,289   Stone Energy Corporation (b)                                         331,306
   21,000   XTO Energy Company                                                   292,950
                                                                              ----------
                                                                               1,059,456
                                                                              ----------
   FINANCIAL (6.0%)
     Auto Finance (1.1%)
    12,000   AmeriCredit Corporation (b)                                         379,440
                                                                              ----------

              See accompanying notes to investments in securities.

                                        7

                                                                                MARKET
SHARES                                                                         VALUE(a)
------                                                                         --------
     Finance-Diversified (.7%)
   9,900    Raymond James Financial, Inc                                      $  268,785

     Insurance (3.2%)
   21,200   HCC Insurance Holdings, Inc.                                         557,560
   28,000   Mid Atlantic Medical Services, Inc. (b)                              588,000
                                                                              ----------
                                                                               1,145,560
                                                                              ----------
     Investment Bankers/Brokers (1.0%)
   6,100    Affiliated Managers Group (b)                                        346,541
                                                                              ----------
   HEALTH CARE (35.9%)
     Biotechnology (5.6%)
   17,000   Aclara Biosciences, Inc. (b)                                          95,540
   7,300    Affymetrix, Inc. (b)                                                 117,165
   9,700    Celgene Corp (b)                                                     256,371
   15,400   Cell Therapeutics, Inc. (b)                                          370,370
   16,100   Inhale Therapeutic Systems, Inc. (b)                                 214,130
   8,600    Intermune Pharmaceuticals, Inc. (b)                                  328,950
   14,800   Lynx Therapeutics, Inc. (b)                                           35,224
   22,200   Medarex, Inc. (b)                                                    335,220
   15,000   Scios, Inc. (b)                                                      248,400
                                                                              ----------
                                                                               2,001,370
                                                                              ----------
     Drugs (8.2%)
   32,100   Alkermes, Inc. (b)                                                   628,518
   8,800    Cubist Pharmaceuticals, Inc. (b)                                     288,376
   12,900   K-V Pharmaceutical Company (b)                                       348,816
   14,367   Medicis Pharmaceutical Corporation (b)                               718,063
   4,100    OSI Pharmaceuticals, Inc. (b)                                        133,250
   29,000   Praecis Pharmaceuticals, Inc. (b)                                    108,170
   18,000   Priority Healthcare Corporation (b)                                  432,000
   7,900    Sepracor, Inc. (b)                                                   283,610
                                                                              ----------
                                                                               2,940,803
                                                                              ----------
     Hospital Management (8.9%)
   20,400   Community Health Systems (b)                                         606,696
   28,567   Province Healthcare Company (b)                                    1,049,552
   19,094   Triad Hospitals, Inc. (b)                                            675,928
   17,520   Universal Health Services, Inc. (b)                                  854,976
                                                                              ----------
                                                                               3,187,152
                                                                              ----------
     Managed Care (7.5%)
   13,400   Advance Paradigm, Inc. (b)                                           961,852
   28,500   Caremark Rx, Inc. (b)                                                475,380
   12,600   HCR Manor Care, Inc. (b)                                             354,060
   31,636   Oxford Health Plans (b)                                              898,462
                                                                              ----------
                                                                               2,689,754
                                                                              ----------
     Medical Products/Supplies (2.2%)
   19,400   Alliance Imaging, Inc. (b)                                           269,660
   12,800   Invacare Corporation                                                 518,400
                                                                              ----------
                                                                                 788,060
                                                                              ----------
     Special Services (3.5%)
   14,400   DaVita, Inc. (b)                                                     293,040
   11,300   Henry Schein, Inc. (b)                                               436,180
   16,500   Renal Care Group, Inc. (b)                                           507,705
                                                                              ----------
                                                                               1,236,925
                                                                              ----------
   TECHNOLOGY (27.1%)
     Communications Equipment (2.9%)
   9,990    AudioCodes, Ltd. (b) (c)                                              20,979
   15,800   Commscope, Inc. (b)                                                  282,346

              See accompanying notes to investments in securities.

                                       8

                                                                                MARKET
SHARES                                                                         VALUE(a)
------                                                                         --------
   24,571   Powerwave Technologies, Inc. (b)                                  $  292,886
   32,959   Tekelec (b)                                                          434,070
                                                                              ----------
                                                                               1,030,281
                                                                              ----------
     Computer Networking (2.1%)
   33,700   Emulex Corporation (b)                                               320,487
   32,850   Radiant Systems, Inc. (b)                                            335,070
   53,900   Redback Networks, Inc. (b)                                            78,155
                                                                              ----------
                                                                                 733,712
                                                                              ----------
     Computer Services & Software (10.1%)
   34,200   Agile Software Corporation (b)                                       310,878
   11,600   Avant! Corporation (b)                                                34,336
    5,100   Embarcadero Technologies, Inc. (b)                                    40,137
   35,800   Informatica Corporation (b)                                          141,410
   38,700   Interwoven, Inc. (b)                                                 149,382
   42,742   Manugistics Group, Inc. (b)                                          248,758
   31,500   MatrixOne, Inc. (b)                                                  171,360
   40,000   McData Corporation (b)                                               335,600
   10,500   NetIQ Corporation (b)                                                239,085
   45,000   Networks Associates, Inc. (b)                                        580,050
   52,100   Omnicell, Inc. (b)                                                   390,750
    6,900   Precise Software Solutions, Ltd. (b) (c)                              76,245
   24,518   Sea Change International, Inc. (b)                                   428,329
   12,300   SmartForce Public Company, Ltd. (b) (c)                              201,228
    6,400   THQ, Inc. (b)                                                        276,160
                                                                              ----------
                                                                               3,623,708
                                                                              ----------
     Data Processing (1.5%)
   31,604   Documentum, Inc. (b)                                                 258,837
   16,500   Manhattan Associates, Inc. (b)                                    $  279,840
                                                                              ----------
                                                                                 538,677
                                                                              ----------
     Electrical Defense (1.0%)
   31,500   Aeroflex, Inc. (b)                                                   346,500
                                                                              ----------
     Electrical Instruments (.6%)
   51,700   APW, Ltd. (b)                                                        216,106
                                                                              ----------
     Electrical Semiconductor (4.1%)
    5,500   Caliper Technologies Corporation (b)                                  50,875
   17,600   Exar Corporation (b)                                                 304,480
    6,800   Microsemi Corporation (b)                                            177,140
   10,400   Power Integrations, Inc. (b)                                         189,488
   23,900   Triquint Semiconductor, Inc. (b)                                     382,161
   13,600   Varian Semiconductor Equipment (b)                                   351,560
                                                                              ----------
                                                                               1,455,704
                                                                              ----------
     Electronics-Computer Distribution (.9%)
    17,260   Alpha Industries, Inc. (b)                                          334,326
                                                                              ----------
     Equipment Semiconductor (3.9%)
   12,200   Brooks Automation, Inc. (b)                                          324,398
   18,804   Cymer, Inc. (b)                                                      314,967
   22,735   Photronics, Inc. (b)                                                 419,461
   32,100   PRI Automation, Inc. (b)                                             321,642
                                                                              ----------
                                                                               1,380,468
                                                                              ----------
Total common stock
   (cost: $47,272,095)                                                        34,317,349
                                                                              ----------

              See accompanying notes to investments in securities.

                                        9

                                                                                MARKET
SHARES                                                                         VALUE(a)
------                                                                         --------
SHORT-TERM SECURITIES (4.3%)
   1,538,301 Wells Fargo & Company-Cash Investment Fund, current rate 3.620%  $  1,538,301
                                                                              -----------
             Total short-term securities (cost: $1,538,301)                   $  1,538,301
                                                                              -----------
             Total investments in securities (cost: $48,810,396) (d)          $ 35,855,650
                                                                              ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 1.6% of net assets in foreign securities as of September 30, 2001.
(d) At September 30, 2001 the cost of securities for federal income tax purposes was $49,300,911.
     The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                          $  4,754,779
     Gross unrealized depreciation                                           (18,200,040)
                                                                            ------------
     Net unrealized depreciation                                            $(13,445,261)
                                                                            ============

              See accompanying notes to investments in securities.

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2001

                                     ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $48,810,396)                                                   $ 35,855,650
Receivable for Fund shares sold                                                                               9,678
Receivable for investment securities sold                                                                   308,037
Accrued interest receivable                                                                                   6,896
Dividends receivable                                                                                          3,496
Collateral for securities loaned (note 6)                                                                15,507,481
                                                                                                       ------------
     Total assets                                                                                        51,691,238
                                                                                                       ------------
                                   LIABILITIES
Payable for investment securities purchased                                                                 399,171
Payable for Fund shares redeemed                                                                             10,981
Payable to Adviser                                                                                           47,509
Other payables                                                                                                  261
Payable upon return of securities loaned (note 6)                                                        15,507,481
                                                                                                       ------------
     Total liabilities                                                                                   15,965,403
                                                                                                       ------------
Net assets applicable to outstanding capital stock                                                     $ 35,725,835
                                                                                                       ============

Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                                      $     50,327
   Additional paid-in capital                                                                            59,632,923
   Accumulated net realized losses from investments                                                     (11,002,669)
   Unrealized depreciation on investments                                                               (12,954,746)
                                                                                                       ------------
     Total - representing net assets applicable to outstanding capital stock                           $ 35,725,835
                                                                                                       ============
Net assets applicable to outstanding Class A shares                                                    $ 30,744,232
                                                                                                       ============
Net assets applicable to outstanding Class B shares                                                    $  4,440,393
                                                                                                       ============
Net assets applicable to outstanding Class C shares                                                    $    541,210
                                                                                                       ============
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,267,346                                                              $       7.20
                                                                                                       ============
   Class B - Shares outstanding 682,138                                                                $       6.51
                                                                                                       ============
   Class C - Shares outstanding 83,212                                                                 $       6.50
                                                                                                       ============
(a)  Including securities on loan of $15,041,276

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Investment income:
   Interest                                                                                            $    150,200
   Dividends                                                                                                 30,755
   Income from securities lending activities.                                                                 9,876
                                                                                                       ------------
       Total investment income                                                                              190,831
                                                                                                       ------------
Expenses (note 4):
   Investment advisory fee                                                                                  349,882
   Rule 12b-1 - Class A                                                                                     106,338
   Rule 12b-1 - Class B                                                                                      66,383
   Rule 12b-1 - Class C                                                                                       8,095
   Administrative services fee                                                                               74,400
   Transfer agent and shareholder services fees                                                             134,897
   Custodian fees                                                                                            14,668
   Auditing and accounting services                                                                          24,203
   Legal fees                                                                                                 8,996
   Registration fees                                                                                         31,728
   Printing and shareholder reports                                                                          30,264
   Insurance                                                                                                  1,365
   Other                                                                                                      4,291
                                                                                                       ------------
       Total expenses                                                                                       855,510
                                                                                                       ------------
   Less fees and expenses waived or absorbed by Adviser and Distributor:
     Class A Rule 12b-1 fees                                                                                (42,535)
     Other waived fees                                                                                      (60,437)
                                                                                                       ------------
       Total fees and expenses waived or absorbed                                                          (102,972)
                                                                                                       ------------
       Total net expenses                                                                                   752,538
                                                                                                       ------------
       Investment loss - net                                                                               (561,707)
                                                                                                       ------------
Realized and unrealized losses on investments:
   Net realized losses on investments (note 2)                                                          (10,661,326)
   Net change in unrealized appreciation or depreciation on investments                                 (17,527,880)
                                                                                                       ------------
       Net losses on investments                                                                        (28,189,206)
                                                                                                       ------------
Net decrease in net assets resulting from operations                                                   $(28,750,913)
                                                                                                       ============

                 See accompanying notes to financial statements.

                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                         2001             2000
                                                                                      ------------     ------------
Operations:
   Investment loss - net                                                              $   (561,707)    $   (692,833)
   Net realized gain (loss) on investments                                             (10,661,326)      27,497,733
   Net change in unrealized appreciation or depreciation
     on investments                                                                    (17,527,880)      (6,379,250)
                                                                                      ------------     ------------
       Increase (decrease) in net assets resulting from operations                     (28,750,913)      20,425,650
                                                                                      ------------     ------------
Distributions to shareholders from net realized gains on investments:
     Class A                                                                           (17,270,178)               -
     Class B                                                                            (2,987,176)               -
     Class C                                                                              (359,988)               -
                                                                                      ------------     ------------
       Total distributions                                                             (20,617,342)               -
                                                                                      ------------     ------------
Capital share transactions: (notes 4 and 5):
   Proceeds from sales:
     Class A                                                                             3,423,922       42,808,703
     Class B                                                                               701,160        2,184,969
     Class C                                                                               159,604          416,929
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                            17,184,998                -
     Class B                                                                             2,913,962                -
     Class C                                                                               351,595                -
   Payments for redemption of shares:
     Class A                                                                            (4,242,274)     (44,233,607)
     Class B                                                                            (1,427,099)      (2,173,566)
     Class C                                                                              (224,061)        (488,009)
                                                                                      ------------     ------------
       Increase (decrease) in net assets from capital share
       transactions                                                                     18,841,807       (1,484,581)
                                                                                      ------------     ------------
       Total increase (decrease) in net assets                                         (30,526,448)      18,941,069
Net assets at beginning of year                                                         66,252,283       47,311,214
                                                                                      ------------     ------------
Net assets at end of year                                                             $ 35,725,835     $ 66,252,283
                                                                                      ============     ============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

(1)   ORGANIZATION
      Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      For federal income tax purposes, the Fund has a capital loss carryover in the amount of $10,512,154 which, if not offset by subsequent capital gains, will expire September 30, 2009 through September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to increase undistributed net investment income by $561,707, to increase accumulated net realized gains by $153,450, and to decrease additional paid-in capital by $715,157.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)   INVESTMENT SECURITY TRANSACTIONS

      For the year ended September 30, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $50,980,380 and $53,195,933 respectively.

(4)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next $1 billion and .66 percent on net assets in excess of $2 billion.

      Advantus Capital has a sub-advisory agreement with Credit Suisse Asset Management (Credit Suisse). The sub-advisory agreement provides that Advantus Capital shall pay Credit Suisse a monthly management fee which will vary depending on the total assets sub-advised by Credit Suisse for Advantus Capital, including assets of Enterprise Fund and of other mutual funds and private accounts. Total assets are measured each March 31, June 30, September 30, and December 31. Advantus Capital pays Credit Suisse from the advisory fee at a rate equal to .65 percent on the first $500 million in assets, .60 percent on the next $500 million in assets, .50 percent on the next $1 billion in assets and
 .45 percent on assets in excess of $2 billion.

      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving the portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Securian waived Class A 12b-1 fees in the amount of $42,535 for the period ended September 30, 2001.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

      The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital contractually agreed to absorb all Fund costs and expenses which exceed 1.38% of Class A average daily net assets, 2.23% of Class B average daily net assets and 2.23% of Class C average daily net assets. During the year ended September 30, 2001, Advantus Capital contractually agreed to absorb $60,437 in expenses which were otherwise payable by the Fund.

      As of September 30, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 3,556,865 Class A shares which represents 83.3 percent of the total outstanding Class A shares.

      For the year ended September 30, 2001, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $27,299.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,785.

(5)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares for the years ended September 30, 2001, and 2000 were as follows:

                                                    CLASS A                    CLASS B                 CLASS C
                                            ------------------------     --------------------     -----------------
                                              2001            2000         2001        2000        2001       2000
                                            ---------      ---------     -------      -------     ------     ------
Sold                                          374,323      2,133,665      67,534      104,910     14,611     20,405
Issued for reinvested
   distributions                            1,621,745             --     302,899                  37,153         --
Redeemed                                     (429,560)    (2,180,851)   (151,151)    (109,705)   (23,563)   (23,890)
                                            ---------      ---------     -------      -------     ------     ------
                                            1,566,508        (47,186)    219,282       (4,795)    28,201     (3,485)
                                            =========      =========     =======      =======     ======     ======

(6)   SECURITIES LENDING CONTRACTS

      To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At September 30, 2001, the collateral is invested in cash equivalents and repurchase agreements and must be 102 percent of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2001, securities valued at $15,041,276 were on loan to brokers and the Fund had $15,507,481 in cash collateral.

(7)   FINANCIAL HIGHLIGHTS

      Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                    CLASS A
                                                           --------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------------------
                                                             2001        2000        1999        1998        1997
                                                           --------    --------    --------    --------    --------
Net asset value, beginning of year                         $  20.77    $  14.56    $  11.32    $  15.90    $  15.94
                                                           --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss                                          (.03)       (.19)       (.14)       (.13)       (.04)
  Net gains (losses) on securities
   (both realized and unrealized)                             (7.07)       6.40        3.38       (4.45)       1.74
                                                           --------    --------    --------    --------    --------
   Total from investment operations                           (7.10)       6.21        3.24       (4.58)       1.70
                                                           --------    --------    --------    --------    --------
Less distributions:
  Distributions from net realized gains                       (6.47)          -           -           -       (1.74)
                                                           --------    --------    --------    --------    --------
   Total distributions                                        (6.47)          -           -           -       (1.74)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year                               $   7.20    $  20.77    $  14.56    $  11.32    $  15.90
                                                           ========    ========    ========    ========    ========

Total return (a)                                             (44.09)%     42.65%      28.62%     (28.81)%     12.88%
Net assets, end of year (in thousands)                     $ 30,744    $ 56,087    $ 40,009    $ 31,844    $ 44,102
Ratio of expenses to average daily net
  assets (b)                                                   1.38%       1.25%       1.33%       1.27%       1.28%
Ratio of net investment income (loss) to
  average daily net assets (b)                                (1.00)%      (.92)%      (.97)%      (.91)%      (.32)%
Portfolio turnover rate (excluding
  short-term securities)                                      105.4%      181.5%       99.3%       71.1%       65.8%

                                       18

                                                                                    CLASS B
                                                           -----------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                           -----------------------------------------------------------
                                                             2001        2000        1999        1998        1997
                                                           --------    --------    --------    --------    --------
Net asset value, beginning of year                         $  19.63    $  13.88    $  10.88    $  15.42    $  15.64
                                                           --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss                                          (.07)       (.35)       (.26)       (.24)       (.18)
  Net gains (losses) on securities
   (both realized and unrealized)                             (6.58)       6.10        3.26       (4.30)       1.70
                                                           --------    --------    --------    --------    --------
   Total from investment operations                           (6.65)       5.75        3.00       (4.54)       1.52
                                                           --------    --------    --------    --------    --------
Less distributions:
  Distributions from net realized gains                       (6.47)          -           -           -       (1.74)
                                                           --------    --------    --------    --------    --------
   Total distributions                                        (6.47)          -           -           -       (1.74)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year                               $   6.51    $  19.63    $  13.88    $  10.88    $  15.42
                                                           ========    ========    ========    ========    ========

Total return (a)                                             (44.59)%     41.43%      27.57%     (29.44)%     11.89%
Net assets, end of year (in thousands)                     $  4,440    $  9,086    $  6,491    $  5,903    $  7,683
Ratio of expenses to average daily net
  assets (b)                                                   2.23%       2.10%       2.18%       2.14%       2.18%
Ratio of net investment income (loss) to
  average daily net assets (b)                                (1.85)%     (1.77)%     (1.82)%     (1.77)%     (1.60)%
Portfolio turnover rate (excluding
  short-term securities)                                      105.4%      181.5%       99.3%       71.1%       65.8%

                                                                                    CLASS C
                                                           -----------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                           -----------------------------------------------------------
                                                             2001        2000        1999        1998       1997
                                                           --------    --------    --------    --------    --------
Net asset value, beginning of year                         $  19.62    $  13.87    $  10.87    $  15.41    $  15.63
                                                           --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss                                          (.05)       (.36)       (.27)       (.26)       (.23)
  Net gains (losses) on securities
   (both realized and unrealized)                             (6.60)       6.11        3.27       (4.28)       1.75
                                                           --------    --------    --------    --------    --------
   Total from investment operations                           (6.65)       5.75        3.00       (4.54)       1.52
                                                           --------    --------    --------    --------    --------
Less distributions:
  Distributions from net realized gains                       (6.47)          -           -           -       (1.74)
                                                           --------    --------    --------    --------    --------
   Total distributions                                        (6.47)          -           -           -       (1.74)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year                               $   6.50    $  19.62    $  13.87    $  10.87    $  15.41
                                                           ========    ========    ========    ========    ========

Total return (a)                                             (44.54)%     41.46%      27.48%     (29.40)%     11.89%
Net assets, end of year (in thousands)                     $    541    $  1,079    $    812    $    780    $  1,133
Ratio of expenses to average daily net
  assets (b)                                                   2.23%       2.10%       2.18%       2.14%       2.18%
Ratio of net investment income (loss) to
  average daily net assets (b)                                (1.85)%     (1.77)%     (1.82)%     (1.78)%     (1.75)%
Portfolio turnover rate (excluding
  short-term securities)                                      105.4%      181.5%       99.3%       71.1%       65.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser and Distributor voluntarily waived $102,972, $114,780, $44,303, $68,536, and $74,325 in expenses for the year ended September 30, 2001, 2000, 1999, 1998, and 1997, respectively. If the Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.60%, 1.43%, 1.45%, 1.44%, and 1.48%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.22)%, (1.10)%, (1.09)%, (1.08)%, and
      (.52)%, respectively. If the Class B had been charged for these fees, the ratio of expenses to average daily net assets would have been 2.35% for Class B shares and Class C shares and the ratio of net investment income
      (loss) to average daily net assets would have been (1.97)% for Class B shares and Class C shares for the period ended September 30, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, Minnesota
November 9, 2001

                                                        ADVANTUS ENTERPRISE FUND

                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

      The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

      Income distribution - taxable as dividend income, 17.0% qualifying for deductions by corporations.

CLASS A
                                                                                                               PER
PAYABLE DATE                                                                                                  SHARE
------------                                                                                               -----------
December 1, 2000*                                                                                          $    6.4663
*Includes $3.0513 of short-term capital gains (taxable as dividend income).

CLASS B
                                                                                                               PER
PAYABLE DATE                                                                                                  SHARE
------------                                                                                               -----------
December 1, 2000*                                                                                          $    6.4663
*Includes $3.0513 of short-term capital gains (taxable as dividend income).

CLASS C
                                                                                                               PER
PAYABLE DATE                                                                                                  SHARE
------------                                                                                               -----------
December 1, 2000                                                                                           $    6.4663

*Includes $3.0513 of short-term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

      The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a #profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

JKAdvantus Real Estate Securities Fund

                 (This page has been left blank intentionally.)

               This report has been prepared for shareholders and
                may be distributed to others only if preceded or
                      accompanied by a current prospectus.
                    Read the prospectus carefully before you
                                    invest.

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, ST. PAUL,  MN 55101-2098
1.888.237.1838
2001-1030-30101N

SECURIAN FINANCIAL SERVICES, INC.                             PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED











F.48647 Rev. 11-2001